SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 16, 1999

      Colmena Corp. (Exact name of registrant as specified in its charter)

            Delaware (State or other jurisdiction of incorporation)

                        0-27842 (Commission File Number)

                  54-1778587 (IRS Employer Identification No.)

    25100 Detroit Road, Westlake, Ohio 44145 (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (440) 871-5000

     Not applicable. (Former name or former address, if changed since last report)

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Item 2.     Acquisition or Disposition of Assets

     On March 16, 1999, the Registrant entered into an agreement with its president, pursuant to which the three subsidiaries currently owned by the Registrant are to be disposed of, as follows:

1.   Techtel Communications, Inc. ("Techtel"), a Florida corporation:

      20% of Techtel's common stock will be distributed to the Registrant's stockholders pursuant to the Division of Corporate Finance's Staff Legal Bulletin Number 4, after completion of the Registrant's audit for 1998, filing of all the Registrant's delinquent reports with the Securities and Exchange Commission (the "Commission") and the filing and effectiveness of a registration statement on Commission Form 10-SB for Techtel. The balance will be used to compromise or settle outstanding liabilities of Techtel, including liabilities to Mr. Peplin.

2    T2U Co.(formerly known as RCP Enterprises, Inc.), a Delaware  corporation
doing  business  as  RCP  Communications   Group,  Inc.  ("T2U");  and  Business
Technology Systems, Inc., a Florida corporation ("BTS"), T2U and BTS being hereinafter collectively referred to as the "Subsidiaries"):

     All of the Subsidiaries common stock shall be transferred to Mr. Peplin, who will thereafter, at the Registrant's expense, file for protection of the Subsidiaries from creditors pursuant to Chapter 7 of the United States Bankruptcy Code. Any proceeds remaining after completion of such proceeding will be used to discharge obligations of Techtel or the Registrant and if any proceeds remain after such payments (an unlikely event), such sums will be paid to the Registrant.

     The foregoing actions are being undertaken by the Registrant at the recommendation of the Yankee Companies, Inc., a Florida corporation ("Yankees") serving as the Registrant's strategic consultant, based on Yankees determination that the current litigation and regulatory proceedings involving the Subsidiaries and Techtel, are, in the aggregate, detrimental to any prospects for the Registrant to continue or acquire any promising business ventures. As a result of such divestitures, the Registrant hopes to limit or avoid financial and regulatory exposure. No assurances can, however, be provided that the Registrant's goals will be attained.

     A copy of the Registrant's agreement with Mr. Peplin, together with the resolution of the Registrant's Board of Directors approving such agreement, are filed as exhibits hereto.

Item 5.    Other

     Anthony Q. Joffe currently a member of the Registrant's Board of Directors has been elected as the Board Chairman. See Minutes annexed as an exhibit to this report.

Item 7.    Financial Statements and Exhibits

(c)     Exhibits

Item      Page      Description
10.b-3    3         Reorganization agreement with Richard C. Peplin, Jr.
99.b-2    9         Minutes of Directors Meeting approving reorganization
                    agreement with Richard C.Peplin, Jr.,dated January 12, 1999

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 COLMENA CORP.,
                             A Delaware corporation
                                  (Registrant)

Date: March 16, 1999               By: /s/Richard C. Peplin, Jr.
                                    Richard C. Peplin, Jr., President